Joint Filer Information

Names:	Deerfield Management Company, L.P., Deerfield Private Design Fund III, L.P., Deerfield Mgmt III, L.P., Deerfield Healthcare Innovations Fund, L.P., Deerfield Mgmt HIF, L.P., Deerfield Private Design Fund IV, L.P., Deerfield Mgmt IV, L.P., Deerfield Partners, L.P. and Deerfield Mgmt, L.P.

Address:	345 Park Avenue South, 12th Floor New York, NY 10010

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Larimar Therapeutics, Inc. [LRMR]

Date of Event Requiring Statement:	February 27, 2026

The undersigned, Deerfield Management Company, L.P., Deerfield Private Design Fund III, L.P., Deerfield Mgmt III, L.P., Deerfield Healthcare Innovations Fund, L.P., Deerfield Mgmt HIF, L.P., Deerfield Private Design Fund IV, L.P., Deerfield Mgmt IV, L.P., Deerfield Partners, L.P. and Deerfield Mgmt, L.P. are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Larimar Therapeutics, Inc.

Signatures:

DEERFIELD MANAGEMENT COMPANY, L.P. By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD PRIVATE DESIGN FUND III, L.P. By: Deerfield Mgmt III, L.P., General Partner By Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD MGMT III, L.P. By Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD HEALTHCARE INNOVATIONS FUND, L.P. By: Deerfield Mgmt HIF, L.P., General Partner By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD MGMT HIF, L.P. By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD PRIVATE DESIGN FUND IV, L.P. By: Deerfield Mgmt IV, L.P., General Partner By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD MGMT IV, L.P. By Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., General Partner By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD MGMT, L.P. By: Deerfield UGP, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact